SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 3, 2004

COMMISSION FILE NUMBER 1-9875

STANDARD COMMERCIAL CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

1-9875	13-1337610
(Commission File Number)	(IRS Employer ID Number)

2201 Miller Road, Wilson, North Carolina	27893
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (252) 291-5507

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

We are providing our amended and restated audited consolidated financial statements for the years ended March 31, 2002, 2003 and 2004, and the related Management’s Discussion and Analysis of Financial Condition and Results of Operations. During the second quarter of our current fiscal year, which ends on March 31, 2005, we decided to discontinue our tobacco operations in Italy due to the leaf tobacco market conditions and the continuing strengthening of Euro currency which have had a significant adverse impact on our results. Under generally accepted accounting principles, we are required to reclassify amounts related to discontinued operations on a basis comparable to our current presentation and have reported the financial results of our Italian operations as discontinued operations in our Quarterly Reports on Form 10-Q for the three and six months ended September 30, 2004.

We have prepared and amended and restated financial statements in compliance with the provisions of SFAS No. 144, “Accounting for the Impairment of the Disposal of Long-Lived Assets.”

The Securities and Exchange Commission would require the same reclassification for discontinued operations as is required by SFAS No. 144 for previously issued financial statements and related information included in our Annual Report on Form 10-K for the year ended March 31, 2004 should we incorporate by reference that Form 10-K into any filings under the Securities Act of 1933. To ensure compliance should we make any such filings, we are filing this Current Report on Form 8-K to update the following information included in our Form 10-K for the year ended March 31, 2004 to reflect the Italian operations as discontinued operations:

•	Part II, Item 6. Selected Financial Data

•	Part II, Item 7. Management’s Discussion and Analysis of Financial Position and Results of Operations;

•	Part III, Item 8. Financial Statements and Supplementary Data; and

•	Exhibit 11. Computation of Earnings pre Common Share.

The information contained in this filing has been updated only for the treatment of the Italian operations as discontinued operations and has not been updated for events occurring after the date of our consolidated financial statements, which were originally presented in our 2004 Annual Report on Form 10-K filed June 14, 2004. Except as presented in this filing, we are not updating any other information in our 2004 Annual Report on Form 10-K. You should read our Quarterly Reports on Form 10-Q for the quarters ended June 30 and September 30, 2004 for additional updating information. These quarterly reports were issued subsequent to March 31, 2004 and already reflect the Italian operations as discontinued operations.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit #	Description
99.1	Revised Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Financial Statements and Supplementary Data and Computation of Earnings per Common Share to reflect the discontinuation of the tobacco operations in Italy.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STANDARD COMMERCIAL CORPORTATION
(Registrant)

Date: December 3, 2004	By:	/s/ Robert A. Sheets
Robert A. Sheets
Executive Vice President and Chief Financial Officer

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